Exhibit 99.1

Sonic Automotive Reports 2nd Quarter 2020 EPS Growth
Accelerated EchoPark Expansion Expected To Generate Over $10 Billion In Incremental Revenue By 2025

CHARLOTTE, N.C. – July 30, 2020 - Sonic Automotive, Inc. (“Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter ended June 30, 2020.

Second Quarter Highlights

•Earnings per diluted share from continuing operations of $0.71 for the second quarter of 2020, compared to $0.62 for the second quarter of 2019 (included in the results for the second quarter of 2020 is a non-recurring tax benefit of $3.2 million, or $0.07 per share)
•SG&A expenses as a percentage of gross profit were 74.9% for the second quarter of 2020, compared to 77.2% for the second quarter of 2019, a 230-basis point improvement (total SG&A expenses for the second quarter of 2020 decreased $64.2 million, or 22%, compared to the second quarter of 2019)
•Total Sonic consolidated second quarter 2020 revenues of $2.1 billion and gross profit of $307.4 million
•EchoPark second quarter 2020 revenues of $315.3 million, up 8% from the second quarter of 2019
•EchoPark second quarter 2020 retail sales volume of 13,207 units, up 5% from the second quarter of 2019
•EchoPark segment income of $2.6 million, up 52% from the second quarter of 2019
•Same store Franchised Dealerships Segment operating results for the second quarter of 2020, compared to the second quarter of 2019:
◦Revenues down 19%, gross profit down 19%
◦New vehicle unit sales volume down 25%; new vehicle gross profit per unit up 9%, to $2,218
◦Retail used vehicle unit sales volume down 12%; retail used vehicle gross profit per unit down 14%, to $1,122
◦Parts, service and collision repair gross profit down 24%; customer pay gross profit down 16%
◦Finance and insurance (“F&I”) gross profit down 8% (all-time record quarterly F&I gross profit per retail unit of $1,946, up 14%, on a total Sonic consolidated basis)

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “Our second quarter results reflect not only a dramatic operating improvement since the onset of COVID-19, but also an all-time record monthly profit in June. The record-setting momentum we saw during the month of June has continued throughout July to date.”

Mr. Smith continued, “We continue to offer our guests a transparent, guest-centric vehicle purchase experience, meeting their individual needs by offering an integrated online and on-site sales experience. To enable guests to choose their preferred buying approach, we are proud to announce an historic strategic partnership with Cox Automotive and Darwin Automotive to develop a first of its kind proprietary e-commerce platform and user interface. This digital retailing partnership will accelerate our EchoPark expansion plans and elevate the online retail guest experience on our franchised dealership websites and EchoPark.com beginning in the fourth quarter of 2020.”

Jeff Dyke, Sonic’s and EchoPark’s President, commented, “I am extremely proud of the way our team has responded to the challenges of the past few months and the positive impact they have had on our business. EchoPark has continued to see a v-shaped recovery in sales volume and improved profitability, surpassing our original pre-pandemic forecasts for the month of June. For the second quarter, EchoPark segment income increased 52%, demonstrating the leverage and profit potential of this model. Based on the significant success of EchoPark, we are accelerating EchoPark’s expansion. We expect EchoPark to sell over half a million vehicles annually by 2025, through a 140-point nationwide distribution network and expanded e-commerce capabilities, generating incremental revenue in excess of $10 billion annually.”

Heath Byrd, Sonic’s and EchoPark’s Chief Financial Officer, commented, “We continue to manage expenses and capital expenditure levels in the short term to bolster our financial flexibility and address the challenges of COVID-19. These actions have been extremely successful in improving operational efficiencies and enhancing our overall profitability. Longer term, we remain committed to increasing revenues and maximizing profitability through further expansion of EchoPark, strategic growth of our franchised dealerships and more aggressive pursuit of new avenues for sales growth through omni-channel selling, including online, on-site and hybrid channels. In addition, we remain committed to reducing SG&A expenses by $84 million annualized, on a go-forward basis, as compared to pre-COVID-19 levels.”

Financial Position

As of June 30, 2020, Sonic’s total available liquidity increased to $455.1 million, up from $311.5 million as of March 31, 2020. Sonic’s liquidity as of June 30, 2020 consists of $115.7 million of cash on hand, $83.9 million of floor plan deposit balances and $255.5 million of availability under our credit facilities. From a debt perspective, Sonic has no significant near-term debt maturities.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.10 per share payable on October 15, 2020 to all stockholders of record on September 15, 2020.

Outlook

Sonic expects to provide the next mid-quarter update to its 2020 outlook during the week of September 14th. The COVID-19 pandemic could impact both our outlook and future results depending on its continued evolution.

Second Quarter 2020 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet, please go to ir.sonicautomotive.com. The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic: (833) 519-1243
International: (914) 800-3816
Conference ID: 8236339

A conference call replay will be available one hour following the call for 14 days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 8236339

Investor presentation and earnings press release materials for the Company’s earnings conference call will be accessible beginning the morning of the conference call on the Company’s website at ir.sonicautomotive.com.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is an operating segment within the Company that specializes in pre-owned vehicle sales and provides a unique guest experience unlike traditional used car stores. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, anticipated future growth in our EchoPark Segment, expected incremental EchoPark revenues, anticipated future EchoPark unit sales volume, expected SG&A expense reductions, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, anticipated liquidity position, expected future capital expenditures, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as segment income. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Investor Relations (704) 927-3462

Press Inquiries:
Danielle DeVoren / Anthony Feldman
212-896-1272 / 347-487-6194
ddevoren@kcsa.com/afeldman@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2020	2019	% Change	2020	2019	% Change
	(In thousands, except per share amounts)
Revenues:
New vehicles	$900,003	$1,204,754	(25.3)%	$1,859,492	$2,271,088	(18.1)%
Used vehicles	808,877	885,627	(8.7)%	1,658,930	1,705,992	(2.8)%
Wholesale vehicles	33,175	50,039	(33.7)%	81,718	104,810	(22.0)%
Total vehicles	1,742,055	2,140,420	(18.6)%	3,600,140	4,081,890	(11.8)%
Parts, service and collision repair	259,058	355,312	(27.1)%	593,738	696,742	(14.8)%
Finance, insurance and other, net	110,773	118,349	(6.4)%	226,064	224,587	0.7%
Total revenues	2,111,886	2,614,081	(19.2)%	4,419,942	5,003,219	(11.7)%
Cost of Sales:
New vehicles	(854,617)	(1,148,354)	25.6%	(1,768,690)	(2,160,892)	18.2%
Used vehicles	(781,506)	(848,898)	7.9%	(1,599,428)	(1,632,256)	2.0%
Wholesale vehicles	(33,601)	(50,752)	33.8%	(82,303)	(106,789)	22.9%
Total vehicles	(1,669,724)	(2,048,004)	18.5%	(3,450,421)	(3,899,937)	11.5%
Parts, service and collision repair	(134,779)	(184,766)	27.1%	(311,560)	(362,960)	14.2%
Total cost of sales	(1,804,503)	(2,232,770)	19.2%	(3,761,981)	(4,262,897)	11.8%
Gross profit	307,383	381,311	(19.4)%	657,961	740,322	(11.1)%
Selling, general and administrative expenses	(230,359)	(294,532)	21.8%	(512,515)	(541,626)	5.4%
Impairment charges	(833)	—	(100.0)%	(268,833)	(1,952)	(13,672.2)%
Depreciation and amortization	(22,647)	(23,806)	4.9%	(44,944)	(46,456)	3.3%
Operating income (loss)	53,544	62,973	(15.0)%	(168,331)	150,288	(212.0)%
Other income (expense):
Interest expense, floor plan	(6,314)	(12,518)	49.6%	(16,822)	(25,744)	34.7%
Interest expense, other, net	(9,797)	(13,628)	28.1%	(20,762)	(26,481)	21.6%
Other income (expense), net	—	(5)	100.0%	100	95	(5.3)%
Total other income (expense)	(16,111)	(26,151)	38.4%	(37,484)	(52,130)	28.1%
Income (loss) from continuing operations before taxes	37,433	36,822	1.7%	(205,815)	98,158	(309.7)%
Provision for income taxes for continuing operations - benefit (expense)	(6,437)	(10,071)	36.1%	37,680	(29,058)	229.7%
Income (loss) from continuing operations	30,996	26,751	15.9%	(168,135)	69,100	(343.3)%
Discontinued operations:
Income (loss) from discontinued operations before taxes	(289)	(213)	(35.7)%	(573)	(393)	(45.8)%
Provision for income taxes for discontinued operations - benefit (expense)	84	61	37.7%	166	114	45.6%
Income (loss) from discontinued operations	(205)	(152)	(34.9)%	(407)	(279)	(45.9)%
Net income (loss)	$30,791	$26,599	15.8%	$(168,542)	$68,821	(344.9)%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.72	$0.62	16.1%	$(3.93)	$1.61	(344.1)%
Earnings (loss) per share from discontinued operations	—	—	—%	(0.01)	(0.01)	—%
Earnings (loss) per common share	$0.72	$0.62	16.1%	$(3.94)	$1.60	(346.3)%
Weighted-average common shares outstanding	42,940	43,066	0.3%	42,779	42,953	0.4%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.71	$0.62	14.5%	$(3.93)	$1.60	(345.6)%
Earnings (loss) per share from discontinued operations	—	(0.01)	100.0%	(0.01)	—	(100.0)%
Earnings (loss) per common share	$0.71	$0.61	16.4%	$(3.94)	$1.60	(346.3)%
Weighted-average common shares outstanding	43,575	43,230	(0.8)%	42,779	43,060	0.7%
Dividends declared per common share	$0.10	$0.10	—%	$0.20	$0.20	—%

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2020	2019	% Change	2020	2019	% Change
	(In thousands, except unit and per unit data)
Revenues:
New vehicles	$900,003	$1,204,754	(25.3)%	$1,859,492	$2,271,088	(18.1)%
Used vehicles	535,699	637,090	(15.9)%	1,102,587	1,241,039	(11.2)%
Wholesale vehicles	28,509	43,720	(34.8)%	70,948	96,253	(26.3)%
Total vehicles	1,464,211	1,885,564	(22.3)%	3,033,027	3,608,380	(15.9)%
Parts, service and collision repair	251,998	347,337	(27.4)%	576,499	683,563	(15.7)%
Finance, insurance and other, net	80,401	89,507	(10.2)%	163,429	170,028	(3.9)%
Total revenues	1,796,610	2,322,408	(22.6)%	3,772,955	4,461,971	(15.4)%
Gross Profit:
New vehicles	45,386	56,400	(19.5)%	90,802	110,196	(17.6)%
Used vehicles	30,416	37,454	(18.8)%	62,730	74,191	(15.4)%
Wholesale vehicles	(357)	(670)	46.7%	(440)	(1,874)	76.5%
Total vehicles	75,445	93,184	(19.0)%	153,092	182,513	(16.1)%
Parts, service and collision repair	124,466	170,707	(27.1)%	282,562	334,154	(15.4)%
Finance, insurance and other, net	80,401	89,507	(10.2)%	163,429	170,028	(3.9)%
Total gross profit	280,312	353,398	(20.7)%	599,083	686,695	(12.8)%
Selling, general and administrative expenses	(209,496)	(272,331)	23.1%	(465,914)	(499,330)	6.7%
Impairment charges	(833)	—	(100.0)%	(268,833)	(26)	NM
Depreciation and amortization	(19,895)	(21,144)	5.9%	(39,484)	(41,381)	4.6%
Operating income (loss)	50,088	59,923	(16.4)%	(175,148)	145,958	(220.0)%
Other income (expense):
Interest expense, floor plan	(5,675)	(11,597)	51.1%	(15,283)	(24,102)	36.6%
Interest expense, other, net	(9,557)	(13,192)	27.6%	(20,156)	(25,606)	21.3%
Other income (expense), net	—	(5)	100.0%	100	34	194.1%
Total other income (expense)	(15,232)	(24,794)	38.6%	(35,339)	(49,674)	28.9%
Income (loss) before taxes	34,856	35,129	(0.8)%	(210,487)	96,284	(318.6)%
Add: impairment charges	833	—	(100.0)%	268,833	26	NM
Segment income (loss)	$35,689	$35,129	(1.6)%	$58,346	$96,310	(39.4)%

Unit Sales Volume:
New vehicles	19,891	28,196	(29.5)%	41,615	53,393	(22.1)%
Used vehicles	23,973	28,871	(17.0)%	50,011	56,283	(11.1)%
Wholesale vehicles	4,827	6,960	(30.6)%	11,737	15,108	(22.3)%
Retail new & used vehicles	43,864	57,067	(23.1)%	91,626	109,676	(16.5)%
Used:New Ratio	1.21	1.02	17.7%	1.20	1.05	14.0%

Gross Profit Per Unit:
New vehicles	$2,282	$2,000	14.1%	$2,182	$2,064	5.7%
Used vehicles	$1,269	$1,297	(2.2)%	$1,254	$1,318	(4.9)%
Finance, insurance and other, net	$1,839	$1,581	16.3%	$1,798	$1,561	15.2%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2020	2019	% Change	2020	2019	% Change
	(In thousands, except unit and per unit data)
Revenues:
New vehicles	$899,655	$1,150,601	(21.8)%	$1,857,489	$2,155,333	(13.8)%
Used vehicles	535,252	609,567	(12.2)%	1,099,852	1,183,279	(7.1)%
Wholesale vehicles	28,407	41,795	(32.0)%	70,720	91,383	(22.6)%
Total vehicles	1,463,314	1,801,963	(18.8)%	3,028,061	3,429,995	(11.7)%
Parts, service and collision repair	252,330	334,300	(24.5)%	576,297	653,890	(11.9)%
Finance, insurance and other, net	75,558	82,399	(8.3)%	154,149	155,819	(1.1)%
Total revenues	$1,791,202	$2,218,662	(19.3)%	$3,758,507	$4,239,704	(11.3)%
Gross Profit:
New vehicles	$44,111	$53,834	(18.1)%	$89,519	$105,455	(15.1)%
Used vehicles	26,874	35,182	(23.6)%	59,153	67,640	(12.5)%
Wholesale vehicles	(317)	(421)	24.7%	(375)	(1,421)	73.6%
Total vehicles	70,668	88,595	(20.2)%	148,297	171,674	(13.6)%
Parts, service and collision repair	124,019	164,061	(24.4)%	281,803	318,774	(11.6)%
Finance, insurance and other, net	75,558	82,399	(8.3)%	154,149	155,819	(1.1)%
Total gross profit	$270,245	$335,055	(19.3)%	$584,249	$646,267	(9.6)%

Unit Sales Volume:
New vehicles	19,884	26,359	(24.6)%	41,575	49,450	(15.9)%
Used vehicles	23,949	27,110	(11.7)%	49,871	52,601	(5.2)%
Wholesale vehicles	4,811	6,362	(24.4)%	11,703	13,807	(15.2)%
Retail new & used vehicles	43,833	53,469	(18.0)%	91,446	102,051	(10.4)%
Used:New Ratio	1.20	1.03	17.1%	1.20	1.06	12.8%

Gross Profit Per Unit:
New vehicles	$2,218	$2,042	8.6%	$2,153	$2,133	0.9%
Used vehicles	$1,122	$1,298	(13.6)%	$1,186	$1,286	(7.8)%
Finance, insurance and other, net	$1,730	$1,554	11.3%	$1,699	$1,538	10.5%

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2020	2019	% Change	2020	2019	% Change
	(In thousands, except unit and per unit data)
Revenues:
Used vehicles	$273,178	$248,537	9.9%	$556,343	$464,953	19.7%
Wholesale vehicles	4,666	6,319	(26.2)%	10,770	8,557	25.9%
Total vehicles	277,844	254,856	9.0%	567,113	473,510	19.8%
Parts, service and collision repair	7,060	7,975	(11.5)%	17,239	13,179	30.8%
Finance, insurance and other, net	30,372	28,842	5.3%	62,635	54,559	14.8%
Total revenues	315,276	291,673	8.1%	646,987	541,248	19.5%
Gross Profit:
Used vehicles	(3,045)	(725)	(320.0)%	(3,228)	(455)	(609.5)%
Wholesale vehicles	(70)	(42)	(60.5)%	(146)	(105)	(38.1)%
Total vehicles	(3,115)	(767)	306.1%	(3,374)	(560)	502.5%
Parts, service and collision repair	(186)	(162)	(14.8)%	(383)	(372)	(3.0)%
Finance, insurance and other, net	30,372	28,842	5.3%	62,635	54,559	14.8%
Total gross profit	27,071	27,913	(3.0)%	58,878	53,627	9.8%
Selling, general and administrative expenses	(20,863)	(22,201)	6.0%	(46,601)	(42,296)	(10.2)%
Impairment charges	—	—	—%	—	(1,926)	100.0%
Depreciation and amortization	(2,752)	(2,662)	(3.4)%	(5,460)	(5,075)	(7.6)%
Operating income (loss)	3,456	3,050	13.3%	6,817	4,330	57.4%
Other income (expense):
Interest expense, floor plan	(639)	(921)	30.6%	(1,539)	(1,642)	6.3%
Interest expense, other, net	(240)	(436)	45.0%	(606)	(875)	30.7%
Other income (expense), net	—	—	—%	—	61	(100.0)%
Total other income (expense)	(879)	(1,357)	35.2%	(2,145)	(2,456)	12.7%
Income (loss) before taxes	2,577	1,693	52.2%	4,672	1,874	149.3%
Add: impairment charges	—	—	—%	—	(1,926)	100.0%
Segment income (loss)	$2,577	$1,693	52.2%	$4,672	$3,800	22.9%

Unit Sales Volume:
Used vehicles	13,207	12,587	4.9%	27,193	23,638	15.0%
Wholesale vehicles	1,454	1,686	4.8%	3,219	2,185	47.3%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,069	$2,234	(7.4)%	$2,185	$2,289	(4.5)%

EchoPark Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2020	2019	% Change	2020	2019	% Change
	(In thousands, except unit and per unit data)
Revenues:
Used vehicles	$243,043	$248,536	(2.2)%	$508,343	$464,953	9.3%
Wholesale vehicles	4,349	6,320	(31.2)%	10,223	8,556	19.5%
Total vehicles	247,392	254,856	(2.9)%	518,566	473,509	9.5%
Parts, service and collision repair	6,277	7,974	(21.3)%	15,852	13,179	20.3%
Finance, insurance and other, net	27,049	28,605	(5.4)%	57,273	54,252	5.6%
Total revenues	$280,718	$291,435	(3.7)%	$591,691	$540,940	9.4%
Gross Profit:
Used vehicles	$(3,988)	$(2,464)	(61.9)%	$(5,832)	$(2,721)	(114.3)%
Wholesale vehicles	(69)	(42)	(64.3)%	(139)	(105)	(32.4)%
Total vehicles	(4,057)	(2,506)	61.9%	(5,971)	(2,826)	111.3%
Parts, service and collision repair	(141)	(141)	—%	(299)	(351)	14.8%
Finance, insurance and other, net	27,049	28,605	(5.4)%	57,273	54,252	5.6%
Total gross profit	$22,851	$25,958	(12.0)%	$51,003	$51,075	(0.1)%

Unit Sales Volume:
Used vehicles	11,716	12,587	(6.9)%	24,783	23,638	4.8%
Wholesale vehicles	1,319	1,686	(21.8)%	2,995	2,185	37.1%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,968	$2,077	(5.2)%	$2,076	$2,180	(4.8)%

Selling, General and Administrative ("SG&A") Expenses - Consolidated

	Three Months Ended June 30,		Better / (Worse)
	2020	2019	Change	% Change
	(In thousands)
Reported:
Compensation	$140,266	$181,197	$40,931	22.6%
Advertising	8,087	15,402	7,315	47.5%
Rent	13,223	13,336	113	0.8%
Other	68,783	84,597	15,814	18.7%
Total SG&A expenses	$230,359	$294,532	$64,173	21.8%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.6%	47.5%	190	bps
Advertising	2.6%	4.0%	140	bps
Rent	4.3%	3.5%	(80)	bps
Other	22.4%	22.2%	(20)	bps
Total SG&A expenses as a % of gross profit	74.9%	77.2%	230	bps

	Six Months Ended June 30,		Better / (Worse)
	2020	2019	Change	% Change
	(In thousands)
Reported:
Compensation	$314,688	$365,381	$50,693	13.9%
Advertising	22,222	30,453	8,231	27.0%
Rent	27,088	28,586	1,498	5.2%
Other	148,517	117,206	(31,311)	(26.7)%
Total SG&A expenses	$512,515	$541,626	$29,111	5.4%

Reported:
SG&A expenses as a % of gross profit:
Compensation	47.8%	49.4%	160	bps
Advertising	3.4%	4.1%	70	bps
Rent	4.1%	3.9%	(20)	bps
Other	22.6%	15.8%	(680)	bps
Total SG&A expenses as a % of gross profit	77.9%	73.2%	(470)	bps